UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2013 (March 29, 2013)

United Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595

(Commission File Number)	(IRS Employer Identification No.)

44 Wall Street

New York, NY 10005

(Address, including zip code, of Principal Executive Offices)

(212) 388-6800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

United Realty Trust Incorporated (the “Company”) previously filed a Current Report on Form 8-K on April 4, 2013 (the “Original Form 8-K”) reporting the acquisition by the Company’s operating partnership, United Realty Capital Operating Partnership L.P., of an indirect interest in Tilden House, a residential property located at 2520 Tilden Avenue in Brooklyn, New York (the “Property”). This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K to provide (i) the financial information related to such acquisition required by Item 9.01 and (ii) certain additional information with respect to such acquisition. No other changes have been made to the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The following two paragraphs are added to the end of the disclosure under Item 2.01 of the Original Form 8-K.

In evaluating the Property as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors including: location; demographics; credit quality of the tenant; duration of the in-place lease; strong occupancy and the fact that the overall rental rates are comparable to market rates; expenses; utility rates; ad valorem tax rates; maintenance expenses; the level of competition in the rental market; and the lack of anticipated capital improvements.

The Company believes that the Property is well located, has acceptable roadway access and is well maintained. The Property is subject to competition from similar properties within its respective market area, and the economic performance of the tenant of the Property could be affected by changes in local economic conditions. The Company did not consider any other factors material or relevant to the decision to acquire the Property, nor, after reasonable inquiry, is the Company aware of any material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Tilden House

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited)
•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited)

(b)	Pro Forma Financial Information.

•	Pro Forma Consolidated Balance Sheet as of December 31, 2012 (Unaudited)
•	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Realty Trust Incorporated

Dated: May 6, 2013

By:	/s/ Jacob Frydman
	Name:	Jacob Frydman

	Title:	Chief Executive Officer, Secretary and Chairman of the Board of Directors

Page
Tilden House

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited)	F-2

Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited)	F-3

Pro Forma Consolidated Financial Statements of United Realty Trust Incorporated

Pro Forma Consolidated Balance Sheet as of December 31, 2012 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

United Realty Trust Incorporated

We have audited the accompanying financial statement of the property known as Tilden House, located in Brooklyn, New York (the “Property”) which comprise the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies

A Division of O'Connor Davies, LLP

New York, New York
May 6, 2013

F-1

TILDEN HOUSE

     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

Year Ended December 31, 2012
Revenues
Rental income (note 4)	$2,319
Total revenues	2,319

Certain expenses
Real estate taxes	17
Insurance	59
Total expenses	76

Excess of revenues over certain expenses	$2,243

See accompanying notes to statement of revenues and certain expenses.

F-2

TILDEN HOUSE

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2012 (AUDITED)

1.	Business and Organization

Tilden House (the “Property”) is a residential property located in Brooklyn, New York. The Property was owned by Tilden LLC (“Seller”). The Property, has an aggregate gross rentable area of approximately 86,360 square feet. The Property is a nine-story residential building, completed in 2007, with 117 apartments, community facility space and indoor and outdoor parking, comprising approximately 86,360 rentable square feet. The Property is leased to an unrelated third party (the “Tenant”) under a 25-year net lease, which expires on December 31, 2031, subject to the Tenant’s option to cancel the lease at the end of the fifteenth and twentieth years of the term. The Tenant has entered into a services agreement with the New York City Department of Homeless Services (the “Department”) to provide transitional housing for families in need. Pursuant to the services agreement, the Department pays the Tenant a rate that is calculated to reimburse the Tenant for 100% of the Tenant’s approved costs, including the payment of rent. The rate cannot exceed 100% of the Tenant’s annual budget. The Tenant currently pays $2,319,000 annually in base rent, which increases every three years based on CPI. The services agreement between the Tenant and the Department extends through June 30, 2013, and management expects that it will be renewed through June 30, 2014. The payments made to the Tenant under the services agreement are the source of the Tenant’s rental payments under the lease.

On March 29, 2013, the Property was acquired by United Realty Capital Operating Partnership L.P. (“Buyer”), a subsidiary of United Realty Trust Incorporated (the “Company”).

2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement does not include operating expenses which are the responsibility of the tenant. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from an operating lease arrangement with one tenant. The Property is leased under a triple net lease, whereby the Tenant is responsible for all operating costs of the Property and 90% of the real estate taxes, as defined. The landlord is only responsible for the remaining 10% of the real estate tax expense and property insurance costs.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

F-3

3.	Subsequent Events

The Company has evaluated subsequent events through May 6, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.	Leases

The Property is subject to a non-cancelable lease agreement through December 2021, with two tenant options to renew for five years each, thereafter. As of December 31, 2012, the future minimum rentals on the non-cancelable operating lease exclusive of the tenant extension options, is as follows:

Year ending December 31	Amounts

2013	$2,319,000
2014	2,319,000
2015	2,319,000
2016	2,319,000
2017	2,319,000
Thereafter	9,276,000
$20,871,000

5.	Concentrations

For the year ended December 31, 2012,the Property was leased to a single tenant that accounted for 100% of rental revenue. The Tenants’ ability to continue operations and pay the Company rent under the terms of the Lease agreement is dependent upon its continued support from the Department. Summarized unaudited financial information of the Tenant as of and for the year ended June 30, 2012 are as follows:

Total Assets	$709,000
Total Liabilities	$679,000
Equity	$30,000
Revenue	$6,229,000
Net Income	$1,000

F-4

UNITED REALTY TRUST INCORPORATED

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2012 are presented as if United Realty Trust Incorporated (the “Company”) had completed the acquisition of the property known as Tilden House (the “Property”) on January 1, 2012. Additionally, the pro forma consolidated balance sheet as of December 31, 2012 has been presented as if the acquisition had been completed on December 31, 2012.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively. As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805. The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the period ended December 31, 2012. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of December 31, 2012 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2012; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

F-5

UNITED REALTY TRUST INCORPORATED

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2012

(UNAUDITED)

(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:

Land	$—	$4,450	(2)	$4,450
Building and improvements	—	17,800	(2)	17,800
		22,250		22,250
Less: accumulated depreciation	—	—		—
Real Estate Investments, net	—	22,250		22,250
Deferred financing costs	—	455	(2)	455
Restricted cash	—	309	(2)	309
Cash and cash equivalents	1,246	(1,014)	(2)	232
Total assets	$1,246	$22,000		$23,246

LIABILITIES AND EQUITY

Liabilities:
Mortgage notes payable	$—	$14,500	(2)	$14,500
Accounts payable	69	—		69
Due to affiliates	50	—		50
Total liabilities	119	14,500		14,619

Equity:
Preferred stock	50	—		50
Common stock	2	—		2
Additional-paid-in capital	1,693	—		1,693
Accumulated deficit	(618)	—		(618)
Total United Realty Trust Incorporated stockholders’ equity	1,127	—		1,127
Non-controlling interests	—	7,500	(2)	7,500
Total equity	1,127	7,500		8,627
Total liabilities and equity	$1,246	$22,000		$23,246

See accompanying notes to pro forma consolidated financial statements

F-6

UNITED REALTY TRUST INCORPORATED
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

(UNAUDITED)
(in thousands, except share and per share data)

	Company Historical(1)	Tilden House	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$—	$2,319	$—		$2,319
Total revenues	—	2,319	—		2,319

Operating expenses
Property operating	—	59	—		59
Property taxes	—	17	—		17
Depreciation and amortization	—	—	647	(3)	647
General and administrative expenses	618	—	—		618
Acquisition transaction costs	—	—	1,333	(4)	1,333
Total operating expenses	618	76	1,980		2,674

Operating income (loss)	(618)	2,243	(1,980)		(355)

Non-operating income (expenses)
Interest expense	—	—	(725	)(5)	(725)
Deferred financing costs	—	—	(91	)(6)	(91)
Net income (loss)	(618)	2,243	(2,796)		(1,171)

Non-controlling interests:
Net income attributable to non-controlling interests	—	—	(525	)(7)	(525)
Net income (loss) attributable to United Realty Trust Incorporated	$(618)	$2,243	$(3,321)		$(1,696)

Pro forma weighted average shares outstanding
Basic and diluted	20,186				20,186

Pro forma income per share
Basic and diluted:	$(30.6)				$(84.0)

See accompanying notes to pro forma consolidated financial statements

F-7

UNITED REALTY TRUST INCORPORATED
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2012.
2.	Reflects the pro forma acquisition of the Property for approximately $22.25 million. The Company funded the acquisition as follows: (i) $14.5 million with a new first mortgage loan secured by the Property; (ii) $7.5 million by the Seller through the contribution of a portion of its equity in the Property to the JV; and (iii) cash from the Company’s ongoing public offering in an amount which, when combined with the brokerage commissions and closing costs to be paid by the Operating Partnership, was approximately $2.3 million.
3.	Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2012 Depreciation Expense

Building	27.5 years	$647

4.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
5.	Reflects the pro forma adjustment to interest expense on the new first mortgage to reflect the new mortgage having been made on the first day of the period presented.
6.	Reflects the estimated amortization of deferred financing costs at the beginning of the period presented. Amortization of deferred financing costs is computed on a straight-line basis over five years which represents the term of the $14.5 million new first mortgage.
7.	Reflects a 7% preferred return to the holders of the $7.5 million non-controlling interest.

F-8